Note 8 - Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($)	Mar. 31, 2021	Mar. 31, 2020
Stock based compensation	$ 3,131,344	$ 2,943,816
Net operating loss carryforward	10,460,788	10,625,357
Impairment of long-lived assets	975,461	975,461
Depreciation and Amortization expense	(458,938)	(324,707)
Other temporary items	220,795	136,243
Total deferred tax assets	14,329,450	14,356,170
Less valuation allowance	(14,329,450)	(14,356,170)
Net deferred tax asset	$ 0	$ 0